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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: April 23, 2001

                               ----------------

     Exact Name of Registrant               Commission                  I.R.S. Employer
   as Specified in Its Charter             File Number                 Identification No.
   ---------------------------             -----------                 ------------------
  Hawaiian Electric Industries,
               Inc.                           1-8503                       99-0208097
    Hawaiian Electric Company,
               Inc.                           1-4955                       99-0040500

                                State of Hawaii
                 (State or other jurisdiction of incorporation)

                               ----------------

                  900 Richards Street, Honolulu, Hawaii 96813
             (Address of principal executive offices and zip code)

                               ----------------

              Registrant's telephone number, including area code:
            (808) 543-5662--Hawaiian Electric Industries, Inc. (HEI)
             (808) 543-7771--Hawaiian Electric Company, Inc. (HECO)

                               ----------------

                                      None
         (Former name or former address, if changed since last report.)

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

Item 5. Other Events

News release

On April 23, 2001, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. REPORTS FIRST QUARTER 2001 EARNINGS

   HONOLULU--Hawaiian Electric Industries, Inc. (NYSE--HE) today reported net income for the three months ended March 31, 2001 of $27.7 million, or 84 cents per share, compared with $29.0 million, or 90 cents per share, in the same quarter of 2000.

   "The company had a mixed first quarter, with earnings down 4.2%. Despite a 1.7% increase in kilowatthour sales, utility net income was down 9.7% as purchased power and other operation and maintenance expenses at the utility increased," said Robert F. Clarke, HEI chairman, president and chief executive officer. "However, our savings bank had a good quarter with net income up 5.8%, mainly due to higher interest and fee income," said Clarke.

   Electric utility net income in the first quarter was $21.4 million versus $23.7 million in the same period last year. Higher kilowatthour sales were largely a result of warmer weather. "However, purchased power and maintenance expenses were higher in the first quarter of 2001 as compared with the same period in 2000 due to the timing of overhauls by both the company and its major independent power supplier on Oahu," said Clarke.

   Savings bank net income in the first quarter was $11.9 million compared to $11.2 million in the same period last year. Interest income increased 5.0% due to an increase in interest earning assets of 1.9%. However, the bank's interest rate spread--the difference between the yield on earning assets and cost of funds--was lower at 3.01% in the recent quarter versus 3.28% for the same period in 2000.

   International power results were relatively flat for the quarter, excluding a gain from a $1.5 million partial release of a loan guarantee that was previously recorded. A $0.6 million tax benefit related to this reversal is included in the other segment results.

   HEI will hold its annual meeting tomorrow at 9:30 a.m. in Honolulu, Hawaii to elect five directors and an independent auditor.

   HEI is a diversified holding company. Its core businesses are electric utilities, a savings bank and an international power subsidiary.

                          FORWARD-LOOKING STATEMENTS

This release may contain "forward-looking statements," that are subject to risks and uncertainties. Forward looking statements are statements that are predictive in nature, depend upon or refer to future events or conditions, and/or include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates" or similar expressions. Forward-looking statements in this release should be read in conjunction with "Forward-looking statements" set forth on page vi of HEI's Form 10-K for the year ended December 31, 2000 (incorporated by reference herein) that discusses important factors that could cause HEI's results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of this release.

              HAWAIIAN ELECTRIC INDUSTRIES, INC. AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)

                                     Quarters ended      Twelve months ended
                                        March 31,             March 31,
                                    ------------------  ----------------------
                                      2001      2000       2001        2000
                                    --------  --------  ----------  ----------
                                        (in thousands, except per share
                                                   amounts)
Revenues
Electric utility..................  $318,423  $289,405  $1,306,188  $1,106,818
Savings bank......................   115,754   110,267     456,369     419,900
International power...............     1,969     1,665     (11,726)      5,137
Other.............................    (1,279)      538       1,185      41,063
                                    --------  --------  ----------  ----------
                                     434,867   401,875   1,752,016   1,572,918
                                    --------  --------  ----------  ----------
Expenses
Electric utility..................   270,413   237,775   1,116,717     921,375
Savings bank......................    95,605    91,077     385,369     355,489
International power...............       773     2,115      87,698       9,702
Other.............................     2,359     2,706       9,370      38,311
                                    --------  --------  ----------  ----------
                                     369,150   333,673   1,599,154   1,324,877
                                    --------  --------  ----------  ----------
Operating income (loss)
Electric utility..................    48,010    51,630     189,471     185,443
Savings bank......................    20,149    19,190      71,000      64,411
International power...............     1,196      (450)    (99,424)     (4,565)
Other.............................    (3,638)   (2,168)     (8,185)      2,752
                                    --------  --------  ----------  ----------
                                      65,717    68,202     152,862     248,041
                                    --------  --------  ----------  ----------
Interest expense--other than sav-
 ings bank........................   (20,005)  (19,072)    (79,554)    (73,815)
Allowance for borrowed funds used
 during construction..............       676       691       2,907       2,627
Preferred stock dividends of sub-
 sidiaries........................      (502)     (498)     (2,011)     (2,006)
Preferred securities distributions
 of trust subsidiaries............    (4,009)   (4,009)    (16,035)    (16,035)
Allowance for equity funds used
 during construction..............     1,265     1,269       5,376       4,458
                                    --------  --------  ----------  ----------
Income from continuing operations
 before income taxes..............    43,142    46,583      63,545     163,270
Income taxes......................    15,397    17,607      19,032      62,154
                                    --------  --------  ----------  ----------
Income from continuing opera-
 tions............................    27,745    28,976      44,513     101,116
Discontinued operations-gain on
 disposal.........................       --        --          --        3,953
                                    --------  --------  ----------  ----------
     Net income...................  $ 27,745  $ 28,976  $   44,513  $  105,069
                                    ========  ========  ==========  ==========
Per common share
 Basic earnings
   Continuing operations..........  $   0.84  $   0.90  $     1.36  $     3.14
   Discontinued operations........       --        --          --         0.12
                                    --------  --------  ----------  ----------
                                    $   0.84  $   0.90  $     1.36  $     3.26
                                    ========  ========  ==========  ==========
 Diluted earnings
   Continuing operations..........  $   0.83  $   0.90  $     1.35  $     3.13
   Discontinued operations........       --        --          --         0.12
                                    --------  --------  ----------  ----------
                                    $   0.83  $   0.90  $     1.35  $     3.25
                                    ========  ========  ==========  ==========
 Dividends........................  $   0.62  $   0.62  $     2.48  $     2.48
                                    ========  ========  ==========  ==========
Weighted average number of common
 shares outstanding...............    33,159    32,266      32,766      32,216
                                    ========  ========  ==========  ==========
Adjusted weighted average shares..    33,312    32,372      32,904      32,323
                                    ========  ========  ==========  ==========
Income from continuing operations
 by segment
 Electric utility.................  $ 21,425  $ 23,725  $   84,986  $   81,866
 Savings bank.....................    11,875    11,221      41,284      38,108
 International power..............       434      (921)   (102,231)     (5,221)
 Other............................    (5,989)   (5,049)     20,474     (13,637)
                                    --------  --------  ----------  ----------
Income from continuing opera-
 tions............................  $ 27,745  $ 28,976  $   44,513  $  101,116
                                    ========  ========  ==========  ==========

   This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HEI's Annual Report on SEC Form 10-K for the year ended December 31, 2000 and the consolidated financial statements and the notes thereto in HEI's Quarterly Report on SEC Form 10-Q for the quarter ended March 31, 2001 (when filed).

   Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

   Net income for the quarter and the twelve months ended March 31, 2000 does not include equity in net losses of EPHE Philippines Energy Company, Inc. (EPHE, owner of approximately 91.7% of the common shares of East Asia Power Resources Corporation). An indirect subsidiary of HEI Power Corp. (HEIPC) acquired a 50% interest in EPHE on March 7, 2000. The accounts of HEIPC and subsidiaries are consolidated on a one month lag due to the time needed to consolidate the subsidiaries.

                      HAWAIIAN ELECTRIC INDUSTRIES, INC.

             SUPPLEMENTAL DATA TO 1ST QUARTER 2001 EARNING RELEASE
                                  (Unaudited)

Hawaiian Electric Company, Inc. (HECO) and subsidiaries          Three months
Consolidated Statements of Income                                ended March 31,
-------------------------------------------------------        ------------------
                                                                  2001      2000
                                                               --------  --------
                                                                (in thousands)
Operating revenues............................................ $317,293  $288,421
                                                               --------  --------
Operating expenses
  Fuel oil....................................................   88,245    75,155
  Purchased power.............................................   81,916    70,226
  Other operation.............................................   29,774    27,741
  Maintenance.................................................   15,197    12,533
  Depreciation................................................   24,609    24,334
  Taxes, other than income taxes..............................   30,491    27,361
  Income taxes................................................   13,604    15,193
                                                               --------  --------
                                                                283,836   252,543
                                                               --------  --------
Operating income..............................................   33,457    35,878
                                                               --------  --------
Other income
  Allowance for equity funds used during construction.........    1,265     1,269
  Other, net..................................................      977       575
                                                               --------  --------
                                                                  2,242     1,844
                                                               --------  --------
Income before interest and other charges......................   35,699    37,722
                                                               --------  --------
Interest and other charges
  Interest on long-term debt..................................    9,929     9,932
  Amortization of net bond premium and expense................      530       442
  Other interest charges......................................    2,073     1,897
  Allowance for borrowed funds used during construction.......     (676)     (691)
  Preferred stock dividends of subsidiaries...................      229       228
  Preferred securities distributions of trust subsidiaries....    1,919     1,919
                                                               --------  --------
                                                                 14,004    13,727
                                                               --------  --------
Income before preferred stock dividends of HECO...............   21,695    23,995
Preferred stock dividends of HECO.............................      270       270
                                                               --------  --------
Net income for common stock................................... $ 21,425  $ 23,725
                                                               ========  ========
Other electric utility information
Kilowatthour sales (millions).................................    2,241     2,203
Cooling degree days (Oahu)....................................      910       828


American Savings Bank, F.S.B. and subsidiaries                    Three months
Consolidated Income statement data                               ended March 31,
-----------------------------------------------------------    ------------------
                                                                 2001      2000
                                                               --------  --------
Interest income............................................... $107,601  $102,508
Interest expense..............................................   60,500    55,718
                                                               --------  --------
    Net interest income.......................................   47,101    46,790
Provision for loan losses.....................................   (3,000)   (3,000)
Other income..................................................    8,153     7,759
Operating, administrative and general expenses................  (32,105)  (32,359)
                                                               --------  --------
    Operating income..........................................   20,149    19,190
Minority interest.............................................       59        57
Income taxes..................................................    6,862     6,562
                                                               --------  --------
Income before preferred stock dividends.......................   13,228    12,571
Preferred stock dividends.....................................    1,353     1,350
                                                               --------  --------
    Net income................................................ $ 11,875  $ 11,221
                                                               ========  ========

                             (End of news release)

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.        HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)                              (Registrant)


/s/ Robert F. Mougeot                     /s/ Richard A. von Gnechten
 __________________________                __________________________
Robert F. Mougeot                         Richard A. von Gnechten
Financial Vice President, Treasurer       Financial Vice President
 and Chief Financial Officer              (Principal Financial Officer of
 (Principal Financial Officer of HEI)      HECO)


Date: April 23, 2001                      Date: April 23, 2001